Guarantees	12 Months Ended
Sep. 27, 2013
Guarantees [Abstract]
Guarantees
Guarantees
In disposing of assets or businesses, the Company often provides representations, warranties and indemnities to cover various risks and liabilities, including unknown damage to the assets, environmental risks involved in the sale of real estate, liability to investigate and remediate environmental contamination at waste disposal sites and manufacturing facilities, and unidentified tax liabilities related to periods prior to disposition. Except as discussed below, the Company generally does not have the ability to estimate the potential liability from such indemnities because they relate to unknown conditions. However, the Company has no reason to believe that these uncertainties would have a material adverse effect on its results of operations, financial condition or cash flows.
In connection with the sale of the Specialty Chemicals business in fiscal 2010, the Company’s former Pharmaceuticals business agreed to indemnify the purchaser with respect to various matters, including certain environmental, health, safety, tax and other matters up to a maximum of $82 million. The indemnification obligations relating to environmental, health and safety matters have a term of 17 years, while some of the other indemnification obligations have an indefinite term. The amount of the liability relating to all of these indemnification obligations included in other liabilities on the Company’s consolidated balance sheet at September 28, 2012 was $22 million, of which $18 million related to environmental, health and safety matters. The value of the environmental, health and safety indemnity was measured based on the probability-weighted present value of the costs expected to be incurred to address environmental, health and safety claims made under the indemnity. The Company was required to pay $30 million into an escrow account as collateral for all of these indemnification obligations to the purchaser, of which $25 million remained in other assets on the consolidated balance sheet at September 28, 2012. During fiscal 2013, the Company transferred the liability and the funds held in escrow to Mallinckrodt in connection with the 2013 separation. CIFSA remains a guarantor of this liability; however, the value associated with the guarantee is insignificant.
The Company has recorded liabilities for known indemnification obligations included as part of environmental liabilities, which are discussed in note 21. In addition, the Company is liable for product performance; however in the opinion of management, such obligations will not significantly affect the Company’s results of operations, financial condition or cash flows.
As of September 27, 2013, the Company had various outstanding letters of credit and guarantee and surety bonds totaling $194 million, none of which were individually significant.
In connection with the 2013 separation, Mallinckrodt assumed the tax liabilities that are attributable to its subsidiaries, which total $160 million. Covidien has indemnified Mallinckrodt to the extent that such tax liabilities arising from periods prior to fiscal 2013 exceed $200 million, net of certain tax benefits realized. In addition, in connection with the 2013 separation, the Company entered into certain other guarantee commitments and indemnifications with Mallinckrodt. The values attributable to the tax indemnification and other guarantees were insignificant. Additionally, in connection with the 2007 separation, the Company entered into certain guarantee commitments and indemnifications with Tyco International and TE Connectivity, which are discussed in note 20.